SUPPLEMENT DATED MAY 9, 2005
                                                  TO THE TRAVELERS SERIES TRUST:
                                                SOCIAL AWARENESS STOCK PORTFOLIO
                                                    PROSPECTUS DATED MAY 2, 2005


The following information supplements the information in your prospectus. Please retain this supplement and keep it with the prospectus for future reference.

The Board of Trustees, including the Independent Trustees, approved a proposal to reorganize (the "Reorganization") the Social Awareness Stock Portfolio (the "Acquired Fund") of The Travelers Series Trust ("TST") into a newly organized "shell" portfolio (the "Acquiring Fund") of the Travelers Series Fund ("TSF").

With regard to the reorganization, the Board of Trustees approved an Agreement and Plan of Reorganization (the "Plan") between TST on behalf of the Acquired Fund, and TSF, on behalf of the Acquiring Fund, under which the Acquiring Fund would acquire all of the assets of the Acquired Fund and assume all of the liabilities of the Acquired Fund.

The Reorganization is being proposed because Citigroup Inc. ("Citigroup") has reached an agreement with MetLife, Inc. ("MetLife") to sell certain of Citigroup's life insurance and annuity businesses ("Travelers Life & Annuity") to MetLife. While most of TST's portfolios are advised by entities that will be acquired by MetLife as part of the transaction, the Acquired Fund is advised by an entity that will remain a subsidiary of Citigroup. Consequently, without the Reorganization, TST would include a portfolio advised by a Citigroup affiliate and multiple portfolios advised by MetLife affiliates, which may give rise to ongoing management, operational and administrative difficulties. Accordingly, the Reorganization will merge the Acquired Fund into the newly created Acquiring Fund of TSF. The Acquiring Fund will be substantially identical to the Acquired Fund in terms of its name, investment objective, policies and restrictions, its fees and expenses, and its investment adviser and other service providers.

A Special Meeting of Shareholders of the Acquired Fund has been called for June 29, 2005 for the purpose of submitting the Plan and such other matters as may properly come before the meeting to the shareholders of the Acquired Fund for approval. The close of business on April 15, 2005 has been fixed as the record date for the determination of shareholders of the Acquired Fund who are entitled to notice of, and to vote at, the Special Meeting of Shareholders, including any adjournment or adjournments thereof, and a combination prospectus/proxy statement will be mailed to those shareholders on or about May 15, 2005.


May 2005                                                               L-24512